UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 29, 2024

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2024, the Compensation Committee of the Board of Directors of Accelerate Diagnostics, Inc. (the “Company”) approved certain 2024 (i) long-term incentive (“LTI”) awards consisting of restricted stock units (“RSUs”) and (ii) performance-based incentive awards consisting of performance stock units (“PSUs”) and cash, as applicable, for Jack Phillips, the Company’s President and Chief Executive Officer, David Patience, the Company’s Chief Financial Officer, and Lawrence Mertz, Ph.D., the Company’s Chief Technology Officer, as follows:

Name	LTI Awards(1)	Performance-Based Incentive Awards(2)
Jack Phillips	360,000 RSUs	360,000 PSUs
David Patience	120,000 RSUs	120,000 PSUs and $180,000 cash bonus
Lawrence Mertz	120,000 RSUs	120,000 PSUs and $180,000 cash bonus

(1)	The RSUs will vest over a three-year period with 40% vesting on the second anniversary of the grant date and the remaining 60% vesting on the third anniversary of the grant date. Upon vesting, the executive officer will receive a number of shares of the Company’s common stock equal to the number of RSUs that have vested.

(2)	The PSUs will vest, and any applicable cash bonus will be paid, based upon the Company’s achievement of certain objectives relating to the submission to and approval by the U.S. Food and Drug Administration (the “FDA”) of the Accelerate Wave system by certain targeted dates (the “FDA Objectives”). The amount of performance-based incentive awards shown in this table represent 100% achievement of all the FDA Objectives by the applicable targeted dates. Partial payouts of the performance-based incentive awards is possible depending on the timing of the achievement of the applicable FDA Objective, provided, however, that no PSUs will vest, and no cash bonus will be paid, in the event that the Company does not obtain FDA approval of the Accelerate Wave system by December 31, 2025. Upon vesting, the executive officer will receive a number of shares of the Company’s common stock equal to the number of PSUs, if any, that have vested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: May 30, 2024
/s/ David Patience
David Patience
Chief Financial Officer